EXHIBIT 21.1
SUBSIDIARIES OF NRG YIELD, INC.

Entity Name	Jurisdiction
Alta Interconnection Management II, LLC	Delaware
Alta Interconnection Management III, LLC	Delaware
Alta Interconnection Management, LLC	Delaware
Alta Realty Holdings, LLC	Delaware
Alta Realty Investments, LLC	Delaware
Alta Wind 1-5 Holding Company, LLC	Delaware
Alta Wind Asset Management Holdings, LLC	Delaware
Alta Wind Asset Management, LLC	Delaware
Alta Wind Company, LLC	Delaware
Alta Wind Holdings, LLC	Delaware
Alta Wind I Holding Company, LLC	Delaware
Alta Wind I, LLC	Delaware
Alta Wind II Holding Company, LLC	Delaware
Alta Wind II, LLC	Delaware
Alta Wind III Holding Company, LLC	Delaware
Alta Wind III, LLC	Delaware
Alta Wind IV Holding Company, LLC	Delaware
Alta Wind IV, LLC	Delaware
Alta Wind V Holding Company, LLC	Delaware
Alta Wind V, LLC	Delaware
Alta Wind X Holding Company, LLC	Delaware
Alta Wind X, LLC	Delaware
Alta Wind XI Holding Company, LLC	Delaware
Alta Wind XI, LLC	Delaware
Avenal Park LLC	Delaware
Avenal Solar Holdings LLC	Delaware
Buffalo Bear, LLC	Oklahoma
Continental Energy, LLC	Arizona
El Mirage Energy, LLC	Arizona
El Segundo Energy Center LLC	Delaware
FUSD Energy, LLC	Arizona
GCE Holding LLC	Connecticut
GenConn Devon LLC	Connecticut
GenConn Energy LLC	Connecticut
GenConn Middletown LLC	Connecticut
High Plains Ranch II, LLC	Delaware
HLE Solar Holdings LLC	Delaware
HSD Solar Holdings LLC	California
Laredo Ridge Wind, LLC	Delaware
Longhorn Energy, LLC	Arizona
Mission Wind Laredo, LLC	Delaware
Monster Energy, LLC	Arizona
Natural Gas Repowering LLC	Delaware

NRG Alta Vista LLC	Delaware
NRG Electricity Sales Princeton LLC	Delaware
NRG Energy Center Dover LLC	Delaware
NRG Energy Center Harrisburg LLC	Delaware
NRG Energy Center HCEC LLC	Delaware
NRG Energy Center Minneapolis LLC	Delaware
NRG Energy Center Omaha Holdings LLC	Delaware
NRG Energy Center Omaha LLC	Delaware
NRG Energy Center Paxton LLC	Delaware
NRG Energy Center Phoenix LLC	Delaware
NRG Energy Center Pittsburgh LLC	Delaware
NRG Energy Center Princeton LLC	Delaware
NRG Energy Center San Diego LLC	Delaware
NRG Energy Center San Francisco LLC	Delaware
NRG Energy Center Smyrna LLC	Delaware
NRG Energy Center Tucson LLC	Arizona
NRG Harrisburg Cooling LLC	Delaware
NRG Huntington Beach LLC	Delaware
NRG Marsh Landing Holdings LLC	Delaware
NRG Marsh Landing LLC	Delaware
NRG RPV Holding LLC	Delaware
NRG Solar Alpine LLC	Delaware
NRG Solar Apple LLC	Delaware
NRG Solar AV Holdco LLC	Delaware
NRG Solar Avra Valley LLC	Delaware
NRG Solar Blythe LLC	Delaware
NRG Solar Borrego Holdco LLC	Delaware
NRG Solar Borrego I LLC	Delaware
NRG Solar CVSR Holdings LLC	Delaware
NRG Solar Kansas South Holdings LLC	Delaware
NRG Solar Kansas South LLC	Delaware
NRG Solar Mayfair LLC	Delaware
NRG Solar Roadrunner Holdings LLC	Delaware
NRG Solar Roadrunner LLC	Delaware
NRG South Trent Holdings LLC	Delaware
NRG Thermal LLC	Delaware
NRG Walnut Creek II, LLC	Delaware
NRG Walnut Creek, LLC	Delaware
NRG West Holdings LLC	Delaware
NRG Yield LLC	Delaware
NRG Yield Operating LLC	Delaware
NYLD Fuel Cell Holdings LLC	Delaware
OC Solar 2010, LLC	California
PESD Energy, LLC	Arizona
PFMG 2011 Finance Holdco, LLC	Delaware
PFMG Apple I LLC	Delaware

Pinnacle Wind, LLC	Delaware
PM Solar Holdings, LLC	California
Sand Drag LLC	Delaware
SCWFD Energy, LLC	Arizona
South Trent Wind LLC	Delaware
Statoil Energy Power/Pennsylvania Inc.	Pennsylvania
Sun City Project LLC	Delaware
TA- High Desert, LLC	California
Taloga Wind II, LLC	Oklahoma
Tapestry Wind, LLC	Delaware
UB Fuel Cell, LLC	Connecticut
Vail Energy, LLC	Arizona
Walnut Creek Energy, LLC	Delaware
WCEP Holdings, LLC	Delaware
Wildcat Energy, LLC	Arizona
WSD Solar Holdings, LLC	Delaware